Rule 497(d)


                                     FT 2064
                      Preferred Income Portfolio, Series 30

                 Supplement to the Prospectus Dated June 2, 2009

         Notwithstanding anything to the contrary in the Prospectus, shares of Financial Security Assurance Holdings, 6.250%, Due 11/01/2102 have been removed from the Trust for certain of the reasons set forth in "Removing Securities from the Trust."

July 30, 2009